Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets	Prepaid expenses and other current assets

	As of December 31,
(in thousands)	2023	2022
Prepaid advertising	€6,429	€6,284
Other prepaid expenses	4,393	2,035
Other assets	210	350
Total	€11,032	€8,669
In January 2021, we entered into a long-term marketing sponsorship agreement for various marketing rights. The final contractual installment payment under our long-term marketing sponsorship agreement was paid and €4.0 million has been included within prepaid advertising in the above table as of December 31, 2023.